UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 5, 2018, Hibbett Sports, Inc. (the "Company") completed its previously announced acquisition (the "Acquisition") of  City Gear, LLC, a Tennessee limited liability company ("City Gear"), pursuant to the Membership Interest and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of October 29, 2018, by and among Hibbett Sporting Goods, Inc., a wholly-owned subsidiary of the Company, City Gear, the members and warrant holders of City Gear named in the Purchase Agreement, (collectively, the "Sellers"), and Jeffrey B. Presley and Harbert Mezzanine Partners II SBIC, LLC (in their collective capacity as "Sellers' Representative") for a purchase price of $88.0 million in cash.  Under the terms of the Purchase Agreement, the Acquisition is deemed effective as of November 4, 2018.  The terms of the Acquisition, including certain adjustments to the purchase price to be made at and following the closing and the potential for up to $25.0 million in contingent earnout payments to be delivered to the Sellers, are set forth in the previously disclosed Purchase Agreement.  As a result of the transaction, City Gear, a privately held city specialty retailer, became an indirect wholly-owned subsidiary of the Company.

The Company funded the Acquisition with cash on hand and borrowings from its Credit Facilities as described in Item 2.03 below.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2018, and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide financial, business, operational or other factual information about the Company, City Gear, the Sellers or any of their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Company's stockholders and other investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, City Gear, the Sellers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on October 29, 2018, the Company entered into a Second Amended and Restated Demand Note with Bank of America, N.A. and an Amended and Restated Demand Note with Regions Bank providing for an increase in the aggregate amount of credit available to the Company under each unsecured revolving credit facility from $30.0 million to $50.0 million (together, the "Credit Facilities").  The Company's subsidiaries are co-borrowers under the Bank of America facility and guarantors of any loans to the Company under the Regions Bank facility.

The Company and its subsidiaries may use the proceeds of borrowings under the Credit Facilities for general business purposes, including financing the Acquisition.  In connection with the consummation of the Acquisition, the Company borrowed $50.0 million in the aggregate under the Credit Facilities to pay a portion of the Purchase Price payable to the Sellers under the Purchase Agreement.

The interest rate on borrowings under the Bank of America facility is agreed upon between lender and borrower at the time the loan is made, and the interest rate on borrowings under the Regions Bank facility is one month LIBOR plus 1.5%.  Borrowings under the Credit Facilities are due and payable, if not sooner paid, on October 29, 2021.  Interest due on borrowings is payable by the Company in monthly installments until maturity.

The Credit Facilities include customary events of default and prepayment provisions.  In addition, the Company and its subsidiaries have agreed not to hypothecate (other than certain permitted encumbrances) or transfer any of their assets until all amounts owed to Regions Bank with respect to borrowings under that facility have been paid in full.

The foregoing summary of the Credit Facilities does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amended and Restated Demand Note and the Amended and Restated Demand Note which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2018, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to file the financial statements of City Gear required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K as soon as practicable but no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K as soon as practicable but no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description
2.1
Membership Interest and Warrant Purchase Agreement, dated October 29, 2018, by and among Hibbett Sporting Goods, Inc., City Gear, LLC, the Sellers named therein and the Sellers' Representative (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on October 30, 2018)*

10.1	Second Amended and Restated Demand Note with Bank of America, N.A., as Lender (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on October 30, 2018)
10.2	Amended and Restated Demand Note with Regions Bank, as Lender (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on October 30, 2018)

*
Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted documents upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any documents so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

November 6, 2018	By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Membership Interest and Warrant Purchase Agreement, dated October 29, 2018, by and among Hibbett Sporting Goods, Inc., City Gear, LLC, the Sellers named therein and the Sellers' Representative (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on October 30, 2018) *

10.1	Second Amended and Restated Demand Note with Bank of America, N.A., as Lender (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on October 30, 2018)
10.2	Amended and Restated Demand Note with Regions Bank, as Lender (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on October 30, 2018)

*
Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted documents upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any documents so furnished.